UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)     December 2, 2004
                                                     ---------------------------

                             Interline Brands, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

            333-106801                                   22-2232386
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     (Commission File Number)                (IRS Employer Identification No.)

  801 W. Bay Street, Jacksonville, Florida                   32004-1605
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  (Address of Principal Executive Offices)                   (Zip Code)

                                 (904) 384-6530
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                                                               2


ITEM 1.01.        AMENDMENT OF MATERIAL DEFINITIVE AGREEMENTS

                  AMENDMENTS TO EMPLOYMENT AGREEMENTS WITH MESSRS. GREBE, SANFORD AND BRAVO AND MS. MAXWELL.

                  On December 2, 2004, Interline Brands, Inc. entered into an amendment to each of the employment agreements with Mr. Grebe, our President and Chief Executive Officer, Mr. Sanford, our Executive Vice President and Chief Operating Officer, Mr. Bravo, our Vice President of Field Sales, and Ms. Maxwell, our Vice President of Marketing. The amendments provided for the payment of a one time lump sum bonus upon the consummation of the initial public offering of Interline Brands, Inc. (Delaware) in the following amounts:
$2,591,970 to Mr. Grebe, $2,272,956 to Mr. Sanford, and $185,000 to each of Mr. Bravo and Ms. Maxwell.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits


EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------

10.1 Amendment to Employment Agreement, dated as of December 2, 2004, by and between Interline Brands, Inc. and Michael J. Grebe (incorporated by reference to Exhibit 10.37 filed with Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-116482) filed on December 3, 2004 of Interline Brands, Inc., a Delaware corporation)

10.2 Amendment to Employment Agreement, dated as of December 2, 2004, by and between Interline Brands, Inc. and William E. Sanford (incorporated by reference to Exhibit 10.38 filed with Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-116482) filed on December 3, 2004 of Interline Brands, Inc., a Delaware corporation)

10.3 Amendment to Employment Agreement, dated as of December 2, 2004, by and between Interline Brands, Inc. and Fred Bravo (incorporated by reference to Exhibit 10.40 filed with Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-116482) filed on December 3, 2004 of Interline Brands, Inc., a Delaware corporation)

10.4 Amendment to Employment Agreement, dated as of December 2, 2004, by and between Interline Brands, Inc. and Pamela L. Maxwell (incorporated by reference to Exhibit 10.39 filed with Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-116482) filed on December 3, 2004 of Interline Brands, Inc., a Delaware corporation)


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                                                                               3


                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                     INTERLINE BRANDS, INC.

                                     By: /s/ Thomas J. Tossavainen
                                         ---------------------------------------
                                         Thomas J. Tossavainen
                                         Vice President of Finance and Treasurer

Dated:  December 8, 2004

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------

10.1 Amendment to Employment Agreement, dated as of December 2, 2004, by and between Interline Brands, Inc. and Michael J. Grebe (incorporated by reference to Exhibit 10.37 filed with Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-116482) filed on December 3, 2004 of Interline Brands, Inc., a Delaware corporation)

10.2 Amendment to Employment Agreement, dated as of December 2, 2004, by and between Interline Brands, Inc. and William E. Sanford (incorporated by reference to Exhibit 10.38 filed with Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-116482) filed on December 3, 2004 of Interline Brands, Inc., a Delaware corporation)

10.3 Amendment to Employment Agreement, dated as of December 2, 2004, by and between Interline Brands, Inc. and Fred Bravo (incorporated by reference to Exhibit 10.40 filed with Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-116482) filed on December 3, 2004 of Interline Brands, Inc., a Delaware corporation)

10.4 Amendment to Employment Agreement, dated as of December 2, 2004, by and between Interline Brands, Inc. and Pamela L. Maxwell (incorporated by reference to Exhibit 10.39 filed with Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-116482) filed on December 3, 2004 of Interline Brands, Inc., a Delaware corporation)